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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 9, 2005

                        EDUCATION MANAGEMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                    000-21363                 25-1119571
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

    210 Sixth Avenue, Pittsburgh, Pennsylvania                     15222
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c ))

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ITEM 2.02. --RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2005, Education Management Corporation issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the February 9, 2005 press release and the transcript of the Registrant's conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and the information contained therein is incorporated herein by reference.

The information included herein - includes the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

99.1    Press release dated February 9, 2005
99.2    Transcript of conference call of Registrant on February 10, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EDUCATION MANAGEMENT CORPORATION

                                             By: /s/ ROBERT T. MCDOWELL
                                                 ----------------------------
                                                 Robert T. McDowell
                                                 Executive Vice President and
                                                 Chief Financial Officer
Dated:  February 11, 2005

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated February 9, 2005
99.2              Transcript of earnings call dated February 10, 2005